EARNINGS PER SHARE (Details) (USD $)	6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012
Net income available to the company’s common shareholders	$ 1,534,416	$ 1,816,401
Weighted average shares outstanding - Basic (in shares)	4,620,000	4,566,160
Options (in shares)	22,383	147,917
Weighted shares outstanding - Diluted (in shares)	4,642,383	4,714,077
Earnings per share - Basic (in dollars per share)	$ 0.33	$ 0.40
Earnings per share - Diluted (in dollars per share)	$ 0.33	$ 0.39